October 23, 1996
Toucan Gold Corporation
Birkett House
4th Floor
27 Albemarle Street
London, England
W1X 4LQ

Attention:        Robert Jeffcock
                  President and Chief Executive Officer

Dear Sirs:

                                                Amending Agreement

                  Reference is made to our agreement of October 17, 1996 wherein Toucan Gold Corporation (the "Company") appointed Yorkton Securities Inc. (the "Agent") as exclusive agent for and on behalf of the company to sell, on a best efforts basis, up to 1,200,000 Units (as defined therein) to raise proceeds of up to US $3 million.

                  By signing below, the Company agrees to amend the agency agreement of October 17, 1996 to provide that the reference to 1,200,000 units shall be read as a reference to 1,600,000 units and the reference to proceeds of up to US $3 million shall be read as a reference to proceeds of up to US $4 million. In all other respects, the agreement remains unchanged.

                  This amending agreement may be executed in counterparts which, taken together, shall constitute one and the same agreement.


Doc #: 130862.1

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                  If this  amending  letter is  acceptable  and agreed to by the
Company, please execute this letter where indicated below and return a copy thereof to Yorkton Securities Inc. (attention:
David Beatty).

                                               Yours very truly,

                                               YORKTON SECURITIES INC.




                                               Per:/s/ David W. Beatty
                                                   --------------------------
                                                   Authorized Signing Officer


    The foregoing is accepted and agreed to this day of October, 24th, 1996.


                                               TOUCAN GOLD CORPORATION


                                               Per:/s/ Robert P. Jeffcock
                                                   --------------------------
                                                   Authorized Signing Officer


                                                   /s/ L. Clark Arnold
                                                   --------------------------
                                                   Authorized Signing Officer


Doc #: 130862.1

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